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                                                                   EXHIBIT 10.31


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                         STANDARD AGREEMENT FOR PURCHASE
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                                                              No. CHT___________

This Agreement is made as of the ____________ day of ____________, 19 ___ between Forseon Corporation, a Delaware corporation dba Retail Merchandising Service Automation (RMSA) _____________________ (Buyer").

Buyer agrees to purchase from RMSA, and RMSA, by its acceptance of this Agreement, agrees to sell to Buyer, according to the terms and conditions set forth below, all of the equipment, machines, computer systems and related items identified in the Proposal dated ______________ enclosed herewith, (hereinafter referred to individually and collectively as "the System"). All orders are subject to acceptance by RMSA and RMSA reserves the right to reject any order.

Buyer will acquire the System from RMSA by (3):

[ ]     REGULAR CASH TERMS

        Buyer will pay a total price of $_____. Buyer tenders $_____ as a deposit. Buyer agrees to pay the balance of the price (plus taxes and shipping ) within five (5) days of receipt of RMSA's invoice.


[ ]     CASH DISCOUNT

        Buyer encloses a check with this order for the total price of $_____. Buyer agrees to pay any taxes, shipping or other charges within five (5) days of receipt of RMSA's invoice.

[ ]     LEASE

        The Buyer intends to lease the System from a lessor to be identified. Buyer understands that:

        1. RMSA does not guarantee that satisfactory lease financing can be arranged.

        2. Buyer will have to submit an application to the lessor, and the acceptance of the Buyer's lease is at the sole discretion of the lessor.

        3. RMSA is not a party to the lease agreement, and makes no representations as to the terms of the lease. The Buyer agrees to have the lease documents reviewed by its counsel, and

        4. Buyer acknowledges that RMSA will not order or ship the System until satisfactory lease financing has been arranged, and the lessor has been identified to and approved by RMSA.


Buyer tenders a deposit of $___ to RMSA, in consideration for ordering the System. This deposit may or may not be equal to the security deposit required by the lessor. Upon receiving payment in full for the System from the lessor, RMSA will refund the above deposit to the Buyer, unless directed otherwise in writing by the lessor.

DELIVERY
RMSA will cause the System to be delivered and the Buyer will take delivery of the System, and upon delivery, sign all delivery and acceptance papers. If the system is leased, Buyer further agrees to promptly verbally confirm to the leasing company full acceptance of the System.

              SEE ADDITIONAL TERMS AND CONDITIONS ON ATTACHED PAGE.

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RMSA Analyst                                                     Analyst No:
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Accepted By:
FORSEON CORPORATION, A DELAWARE CORPORATION,
DBA RETAIL MERCHANDISING SERVICE AUTOMATION
("RMSA")

                                                  (Buyer's full legal name)
By: __________________________________   By:X___________________________________

                                         By:____________________________________
                                            Please Print Name

Title: Vice President-Finance Date:____________

Title: _________________________ Date ________

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                         ADDITIONAL TERMS AND CONDITIONS

This Agreement for Purchase of equipment from Forseon Corporation, a Delaware corporation, dba Retail Merchandising Service Automation ("RMSA") is subject to the following additional terms and conditions. The terms and conditions provided herein, including all terms and conditions on Page 1, and the terms and conditions of the related Software License Agreement, and any attachments hereto, shall constitute the entire agreement between the parties relating to the sale of the System.

1. TAXES - Any local, state or federal sales tax, use tax, excise tax, personal property tax, or similar tax or assessment, except taxes based on the net income of RMSA, imposed as a result of this Agreement shall be borne entirely by Buyer.

2. DELIVERY CONDITIONS - Delivery will be f.o.b. RMSA-Riverside, California. Unless otherwise directed by Buyer, RMSA will prepay the freight and bill Buyer for transportation charges. Buyer assumes all risk of loss upon delivery of the Equipment by RMSA to the carrier. In the absence of instructions to the contrary, RMSA, on behalf of Buyer, shall exercise its own discretion as to the method of shipment to be used and the selection of a carrier but shall not be deemed thereby to assume any liability in connection with the shipment nor shall the carrier be an agent of RMSA.

3. CANCELLATION - Buyer shall be liable to RMSA in the event of Buyer's cancellation of an order, for any special costs or expenses incurred by RMSA primarily for the purpose of filling Buyer's orders. RMSA shall have the right to cancel this Agreement if Buyer shall not make timely payments under this Agreement or any prior Agreement or for services rendered to Buyer by RMSA.

4. INTEREST CHARGES - Buyer agrees to pay interest on the outstanding balance of all payments past due at a rate equal to the lesser of 1-1/2% per month or the highest rate allowed by law. Payments are past due when unpaid on the last day allowed for payment on Page l.

5. PASS THROUGH OF MANUFACTURER'S WARRANTIES, DISCLAIMER AND LIMITATION OF LIABILITY - To the fullest extent permitted by applicable law, RMSA hereby assigns to Buyer all of RMSA's rights under all warranties made by the manufacturer of the Equipment. BUYER EXPRESSLY ACKNOWLEDGES AND AGREES THAT WITH RESPECT TO THE EQUIPMENT, RMSA IS ACTING ONLY AS A DISTRIBUTOR IN THE SALE TO BUYER, AND THAT RMSA MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), WITH RESPECT TO EQUIPMENT WHETHER AS TO MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER MATTER. NO REPRESENTATIVE OF RMSA IS AUTHORIZED TO MAKE ORAL OR WRITTEN WARRANTIES, PROMISES, OR REPRESENTATIONS AS TO THE EQUIPMENT AND NONE SHALL BE BINDING UPON RMSA UNLESS REDUCED TO WRITING AND SIGNED BY AN EXECUTIVE OFFICER OF RMSA. RMSA SHALL IN NO EVENT, INCLUDING A CLAIM OF NEGLIGENCE, BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING WITHOUT LIMITATION, LOSS OF PROFITS) IN CONNECTION WITH THIS AGREEMENT OR BREACH THEREOF OR, THE SALE, DELIVERY, INSTALLATION OR USE OF THE EQUIPMENT. BUYER AGREES THAT RMSA SHALL NOT BE LIABLE FOR ANY CLAIM BASED ON PRODUCTS OR "STRICT" LIABILITY OR FOR PERSONAL INJURIES. RMSA MAKES NO REPRESENTATION OR WARRANTY AND DISCLAIMS ALL LIABILITY OF ANY TYPE WHATSOEVER ARISING OUT OF, OR RELATING TO, ANY ALLEGATION OR DETERMINATION THAT THE EQUIPMENT, OR THE OPERATION OF THE EQUIPMENT, INFRINGES UPON, OR CONSTITUTES WRONGFUL USE OF ANY COPYRIGHT, TRADE SECRET, PATENT OR OTHER PROPRIETARY RIGHT. RMSA DISCLAIMS LIABILITY FOR DAMAGE INCURRED IN SHIPMENT TO OR FROM RMSA. IN THE EVENT THAT THE EQUIPMENT IS RECEIVED IN DAMAGED CONDITION, THE CARRIER SHOULD BE NOTIFIED IMMEDIATELY BY BUYER. CLAIMS FOR SUCH DAMAGE SHOULD BE FILED WITH THE CARRIER INVOLVED AND NOT WITH RMSA.

6. SECURITY INTEREST - Without reference to the form of invoice which may be used by RMSA, a purchase money security interest in the Equipment shall remain in RMSA as security until the purchase price (including any extensions of payment) whether evidenced by note or otherwise shall be fully paid. The Equipment shall remain personal property, whatever may be the mode of its attachment to realty or other property, until the purchase price is paid in full, and Buyer shall execute all documents and perform all acts which may be necessary to perfect and assure retention of such security interest in RMSA.

7. LEGAL FEES - In the event that any legal action is initiated to enforce any provision of this Agreement against Buyer, RMSA shall be entitled to collect reasonable attorneys' fees and costs incurred in such action.

8. CAPTIONS - The captions to the various paragraphs contained in this Agreement are inserted only as a matter of convenience and are in no way intended to define, limit, construe or describe the scope or intent of any particular paragraph to which they pertain, nor in any way affect the Agreement.

9. ENTIRE AGREEMENT - This writing, any attachments hereto and the related Software License Agreement, is intended by the parties as a final expression of their agreement and is intended also as a complete and exclusive statement of the terms of their agreement. RMSA is not bound by any terms on Buyer's purchase orders or order blanks which attempt to impose any conditions at variance with RMSA's terms and conditions of sale which are included herein. If Buyer's order forms contain any term inconsistent with or contrary to any terms of this Agreement and such term is not expressly accepted by RMSA in writing, such term is hereby objected to by RMSA and shall not form part of any contract or agreement between the parties. No course of prior dealings between the parties and no usage of the trade shall be relevant to supplement or explain any term used in this Agreement.

10. OTHER PROVISIONS - No variation or modification of this Agreement or waiver of any of the terms or provisions hereof, including the terms and conditions included on any purchase order or other form, shall be deemed valid unless it is in writing and signed by an executive officer of RMSA, and it specifically references this Agreement or the relevant purchase order or other form. Failure by either party to enforce any terms hereof shall not be deemed as a waiver of future enforcement of that or any other term. If any provision of this Agreement is held invalid under any applicable statute or rule of law such invalidity shall not affect the validity or enforceability of other provisions of this Agreement and to this end the provisions of this Agreement are declared to be severable. This Agreement and the rights, duties, and obligations hereunder may not be assigned by the Buyer without the prior written consent of RMSA, but RMSA may assign this Agreement without the consent of Buyer. RMSA shall not be held liable or responsible for delays in performing or failures to perform to the extent that such delay or



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failure results from any cause beyond RMSA's control, including, but not limited to, delays caused by Buyer, Equipment manufacturer, and/or distributor or any other third party, acts of God, labor disputes, government laws or regulations, public disorders, fire or explosion. This Agreement is to be construed and interpreted in accordance with the internal laws of the State of California.



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